©2024 Castle Biosciences 1 Second Quarter 2024 August 5, 2024 Empowering people, Informing care decisions

©2024 Castle Biosciences 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning: our positioning for continued growth and value creation; our estimated U.S. total addressable market for our commercially available tests; our ongoing studies generating data and their impact on driving adoption of our tests; study observations and interpretations of study data, including conclusions about the benefits and impact of our tests on treatment decisions and patient outcomes; our expected 2024 catalysts; our 2024 revenue guidance; our ability to be net operating cash flow positive by the end of 2025; our future approach to capital allocation; our expected launch of our pipeline expansion by the end of 2025; and the timing and achievement of program milestones. The words “anticipates,” “can,” “could,” “estimates,” “expects,” “may,” “potential,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation: our estimates and assumptions underlying our estimated U.S. total addressable market for our commercially available tests; our assumptions or expectations regarding continued reimbursement for our DecisionDx-SCC test at the current rate and reimbursement for our other products and subsequent coverage decisions, our estimated total addressable markets for our products and product candidates and the related expenses, capital requirements and potential needs for additional financing, the anticipated cost, timing and success of our product candidates, and our plans to research, develop and commercialize new tests and our ability to successfully integrate new businesses, assets, products or technologies acquired through acquisitions, the effects of macroeconomic events and conditions, including inflation and monetary supply shifts, labor shortages, liquidity concerns at, and failures of, banks and other financial institutions or other disruptions in the banking system or financing markets and recession risks, supply chain disruptions, outbreaks of contagious diseases and geopolitical events (such as the ongoing Israel-Hamas War and Ukraine-Russia conflict), among others, on our business and our efforts to address its impact on our business; subsequent study or trial results and findings may contradict earlier study or trial results and findings or may not support the results discussed in this presentation, including with respect to the diagnostic and prognostic tests discussed in this presentation; actual application of our tests may not provide the anticipated benefits to patients; and the risks set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law.

©2024 Castle Biosciences 3 Disclaimers Financial Information; Non-GAAP Financial Measures In this presentation, we use the metrics of Adjusted Revenues, Adjusted Gross Margin and Adjusted EBITDA, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenues and Adjusted Gross Margin reflect adjustments to GAAP net revenues to exclude net positive and/or net negative revenue adjustments recorded in the current period associated with changes in estimated variable consideration related to test reports delivered in previous periods. Adjusted Gross Margin further excludes acquisition-related intangible asset amortization. Adjusted EBITDA excludes from net income (loss): interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense, change in fair value of contingent consideration and acquisition-related transaction costs. We use Adjusted Revenues, Adjusted Gross Margin and Adjusted EBITDA internally because we believe these metrics provide useful supplemental information in assessing our revenue and operating performance reported in accordance with GAAP, respectively. We believe that Adjusted Revenues, when used in conjunction with our test report volume information, facilitates investors’ analysis of our current-period revenue performance and average selling price performance by excluding the effects of revenue adjustments related to test reports delivered in prior periods, since these adjustments may not be indicative of the current or future performance of our business. We believe that providing Adjusted Revenues may also help facilitate comparisons to our historical periods. Adjusted Gross Margin is calculated using Adjusted Revenues and therefore excludes the impact of revenue adjustments related to test reports delivered in prior periods, which we believe is useful to investors as described above. We further exclude acquisition-related intangible asset amortization in the calculation of Adjusted Gross Margin. We believe that excluding acquisition-related intangible asset amortization may facilitate gross margin comparisons to historical periods and may be useful in assessing current-period performance without regard to the historical accounting valuations of intangible assets, which are applicable only to tests we acquired rather than internally developed. We believe Adjusted EBITDA may enhance an evaluation of our operating performance because it excludes the impact of prior decisions made about capital investment, financing, investing and certain expenses we believe are not indicative of our ongoing performance. However, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be considered in isolation or used as substitutes for net revenues, gross margin, or net income (loss) reported in accordance with GAAP; should be considered in conjunction with our financial information presented in accordance with GAAP; have no standardized meaning prescribed by GAAP; are unaudited; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future, there may be other items that we may exclude for purposes of these non- GAAP financial measures, and we may in the future cease to exclude items that we have historically excluded for purposes of these non-GAAP financial measures. Likewise, we may determine to modify the nature of adjustments to arrive at these non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measure as used by us in this press release and the accompanying reconciliation tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the tables at the end of this presentation. Industry and Market Data This presentation includes certain information and statistics obtained from third-party sources. The Company has not independently verified the accuracy or completeness of any such third- party information.

©2024 Castle Biosciences 4 Proven strategy designed to drive value creation for our stakeholders FOCUS on best/first-in-class tests with high, unmet clinical need and significant market opportunity BUILD robust clinical evidence PENETRATE target markets to further test adoption by clinicians and payers

©2024 Castle Biosciences 5 Key second quarter 2024 results 1 Founder, president and CEO, Derek Maetzold named by Ernst & Young LLP (EY) as an Entrepreneur Of The Year® 2024 Gulf South Award winner 4 Gross Margin for Q2 2024 was 80.7%, and Adjusted Gross Margin was 83.2%, compared to 73.5% and 78.0% respectively in Q2 2023 5 Net cash provided by operations in Q2 2024 was $24.0 million, compared to $3.8 million used in operations in Q2 2023 6 Delivered strong Q2 2024 results, highlighted by year-over- year growth in our total test report volume (+49%) and revenue (+74%) Net income for Q2 2024 was $8.9 million, compared to a net loss of $18.8 million in Q2 2023 7 Published four peer-reviewed studies since the beginning of 2024 demonstrating that DecisionDx-SCC can improve risk stratification when used in conjunction with staging, to help predict responsiveness to adjuvant radiation therapy (ART) and when used in conjunction with clinicopathologic factors in considering use of ART, can potentially lead to net annual Medicare healthcare savings of up to approximately $972 million Raised 2024 total revenue guidance to $275-300 million, up from $255-265 million previously reported2 3 Adjusted Gross Margin is a non-GAAP measure. See non-GAAP reconciliations at the end of this presentation for a reconciliation of Adjusted Gross Margin to its most closely comparable GAAP measure.

Evidence development timeline for DecisionDx-SCC

	2019	2020	2021	2022	2023	2024 YTD
Number of peer-reviewed publications	1	2	4	5	4	

2020: DecisionDx-SCC launched commercially

2024 YTD

Somani et al. – Using DecisionDx-SCC to guide ART decisions for SCC patients could result in substantial Medicare healthcare savings of up to ~$972 million annually.

Gopal et al. – Multi-disciplinary expert consensus guidelines provide a suggested workflow that integrates DecisionDx-SCC testing and AJCC8 staging with NCCN guidelines to improve precision in ART recommendations based on which patients are at the highest risk for metastasis and most likely to benefit from treatment.

Moody et al. – Including tumor biology-based risk stratification from the DecisionDx-SCC test in ART decisions can refine risk and identify appropriate SCC patients who are likely to benefit from treatment, as well as those who can consider deferring it.

Wysong et al. – Study of 897 patients analyzed the independent performance of DecisionDx-SCC from risk factors and staging systems, and demonstrated significantly improved predictive accuracy when test results were integrated with NCCN guidelines and AJCC8 and BWH staging to guide risk-appropriate treatment pathway decisions.

Arron et al. – Study published in the Red Journal (IJROBP) demonstrates DecisionDx-SCC can identify patients with high-risk SCC who will benefit the most from ART to reduce metastatic disease progression, as well as high-risk patients who the test identified as having a lower risk of metastasis who may consider deferring treatment.

CASTLE BIOSCIENCES

SCC=cutaneous squamous cell carcinoma, ART=adjuvant radiation therapy, NCCN=National Comprehensive Cancer Network, BWH=Brigham and Women's Hospital , AJCC8=American Joint Committee on Cancer 8th Edition

6

©2024 Castle Biosciences 7 Drive robust test report volume and revenue growth $43.0 $51.2 $53.3 $59.3 $68.8 $7.1 $10.3 $12.8 $13.6 $18.2 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Dermatologic Non-Dermatologic $50.1 $61.5 $66.1 $87.0 $73.0 TOTAL REVENUE BY QUARTER ($M) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 DecisionDx-UM MyPath Melanoma IDgenetix TissueCypher DecisionDx-SCC DecisionDx-Melanoma 16,820 TOTAL TEST VOLUME BY QUARTER 1. Consists of DecisionDx-Melanoma, DecisionDx-SCC and our Diagnostic Gene Expression Profile offering (MyPath Melanoma and DiffDx-Melanoma) 2. Consists of TissueCypher Barrett’s Esophagus Test, DecisionDx-UM and IDgenetix 1 2 18,409 20,284 20,888 25,102

©2024 Castle Biosciences 8 Maintain strong Adjusted Gross Margin 78.0% 81.3% 82.3% 80.5% 83.2% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ADJUSTED GROSS MARGIN BY QUARTER1,2 $11.1 $11.3 $12.4 $13.9 $14.5 $13.3 $12.9 $13.0 $13.8 $14.1 $44.7 $44.6 $44.1 $48.5 $51.1 $2.2 $2.2 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Cost of Sales R&D SG&A Amortization of acquired intangible assets OPERATING EXPENSES BY QUARTER ($M)3 1. Adjusted Gross Margin is a non-GAAP measure. See Non-GAAP reconciliations at the end of this presentation for a reconciliation of Adjusted Gross Margin to its most closely comparable GAAP measure. 2. Calculated as Adjusted Gross Margin (Non-GAAP) divided by Adjusted Revenues (Non-GAAP) 3. Total operating expenses, including cost of sales $2.2 $2.3$2.3

©2024 Castle Biosciences 9 Improving operating cash flow and Adjusted EBITDA $(3.8) $5.0 $18.6 $(6.8) $24.0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 OPERATING CASH FLOW BY QUARTER ($M) 1. As of June 30, 2024; includes Cash, Cash Equivalents & Marketable Investment Securities 2. Net cash used in operating activities in Q1 2024 includes payout of annual bonuses as well as certain healthcare benefit contributions 3. Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliations at the end of this presentation for a reconciliation of Adjusted EBITDA to its most closely comparable GAAP measure 4. Adjusted EBITDA excludes from net income (loss), interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense and change in fair value of contingent consideration $(5.3) $6.6 $9.4 $10.5 $21.5 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ADJUSTED EBITDA BY QUARTER ($M)3,4 Cash position of ~$260M1 supports growth initiatives

©2024 Castle Biosciences 10©2024 Castle Biosciences - castlebiosc en es.com Expected 2024 Catalysts 1 2 3 4 Full year impact of studies showing patients who receive DecisionDx-Melanoma as part of their clinical management have improved survival compared to those who are not tested DecisionDx-SCC patient outcomes benefits and cost savings in use of adjuvant radiation therapy highlighted in four peer-reviewed publications since the start of 2024 Additional development updates on our inflammatory skin disease pipeline program in the second half of 2024 Commercial expansion in alignment with Castle principles and servant leadership culture

©2024 Castle Biosciences 111 Appendix

DERMATOLOGY

DecisionDx-Melanoma

Provides comprehensive, personalized, genomic tumor information to guide management for patients with cutaneous melanoma

Clinical Validity, Utility and Demonstrated Patient Outcomes

Demonstrated clinical validity, utility and impact, backed by 50 peer-reviewed publications (as of February 2024), including two publications (Bailey et al. 2023 and Dhillon et al. 2023) demonstrating an association with testing and improved patient outcomes

Expert Consensus

2023 National Society for Cutaneous Medicine recommends use of GEP testing (DecisionDx-Melanoma) in the clinical assessment and management of cutaneous melanoma


DecisionDx
Melanoma

~26%

market penetration[1]

50%

Demonstrated change in management for 1 of 2 patients tested[2]

~173,450

patients with a clinical DecisionDx-Melanoma order from 14,900+ clinicians[3]

CASTLE BIOSCIENCES

1. Data as of 2023 from third-party data and management estimates; 2. Dillon et al. 2022
3. Data as of June 30, 2024

DERMATOLOGY

DecisionDx-SCC

Identifies the risk of metastasis in patients with squamous cell carcinoma (SCC) and one or more risk factors

Clinical Validity and Utility

Demonstrated validity, utility and impact, backed by 16 peer-reviewed publications, including data showing that DecisionDx-SCC can significantly impact patient management plans in a risk-appropriate manner within established guidelines

Real-World Use Framework

Study in *Clinical, Cosmetic and Investigational Dermatology* highlights a clinician-derived, real-world algorithm that provides a framework to incorporate DecisionDx-SCC test results into clinical practice within NCCN guidelines recommendations



DecisionDx SCC

~200,000

patients diagnosed annually with SCC and classified as high risk in the U.S.

~68%

of clinicians ordering DecisionDx-SCC also ordered DecisionDx-Melanoma (1H24)

Up to ~$972M

net annual Medicare savings that could be realized by using DecisionDx-SCC to guide adjuvant radiation therapy decisions[1]

CASTLE BIOSCIENCES

1. Somani et al. 2024

©2024 Castle Biosciences 14 MyPath Melanoma DERMATOLOGY Aids in the diagnosis and management for patients with ambiguous melanocytic lesions Clinical Validity and Utility Demonstrated validity, utility and impact, backed by 17 peer-reviewed publications demonstrating the performance and utility of the test in providing objective information to aid in diagnosis in ambiguous melanocytic lesions Guideline Support • National Comprehensive Cancer Network guidelines for cutaneous melanoma in the principles for molecular testing • American Society of Dermatopathology in the Appropriate Use Criteria for ancillary diagnostic testing • American Academy of Dermatology guidelines of care for the management of primary cutaneous melanoma peer-reviewed publications ~300,000 patients each year present with a diagnostically ambiguous lesion >45,000 lesions tested clinically (as of 12/31/2023) 17

GASTROENTEROLOGY

TissueCypher

A leading risk-stratification test designed to predict risk of progression to esophageal cancer in patients with Barrett's esophagus

Clinical Validity and Utility

Demonstrated validity, utility and impact, backed by 14 peer-reviewed publications demonstrating the ability and performance of the test in risk-stratifying patients with Barrett's esophagus to guide risk-appropriate treatment decisions

Recognition from AGA

2024 Clinical Practice Guideline acknowledges that individuals who may be at increased risk of progression to esophageal cancer might be identified using tissue-based biomarkers, particularly TissueCypher

2022 Recognized in the Clinical Practice Update on New Technology and Innovation for Surveillance and Screening in Barrett's Esophagus as a tool that may be used by physicians to risk stratify non-dysplastic patients



TissueCypher
▸ Barrett's Esophagus

~415,000 patients receiving upper GI endoscopies per year who meet intended use criteria for TissueCypher

1 in 40 patients progress to esophageal cancer within 5 years (among BE patients)

14 peer-reviewed publications

CASTLE BIOSCIENCES

MENTAL HEALTH

IDgenetix

Advanced pharmacogenomic (PGx) test designed to guide medication selection and management for patients with neuropsychiatric conditions, such as depression and anxiety

Advanced PGx

- Demonstrated clinical validity, utility and impact, backed by 19 peer-reviewed publications
- Eliminate trial and error prescribing
- Received 2024 MedTech Breakthrough Award for "Best Overall Mental Health Solution"

Easy to Use

- 10 mental health and pain conditions in one report
- Collection of DNA sample via simple cheek swab
- 3-5 days to receive test report on average
- Specialized sales and medical science liaison support



IDgenetix
PGx Testing

3 in 1 test

- drug-gene interactions
- drug-drug interactions
- lifestyle factors

2X improved chance of medication response vs. control[1]

>2.5X improved chance of remission of depression symptoms vs. control[1]

CASTLE BIOSCIENCES

[1] Bradley, et al. 2018

©2024 Castle Biosciences 17 DecisionDx-UM OPHTHALMOLOGY The standard of care for evaluating metastatic risk in uveal melanoma Standard of Care • Utilized in approximately 80% of newly diagnosed patients • Favorable reimbursement profile – covered by Medicare and more than 100 private insurers • Included in NCCN Guidelines and considered standard of care peer-reviewed publications ~8 in 10 ~2,000 25 patients diagnosed in the U.S. annually patients diagnosed with UM in the U.S. receive the test as part of their diagnostic workup Clinical Validity and Utility Demonstrated validity, utility and impact, backed by 25 peer-reviewed publications, which included more than 3,600 patients, representing the largest body of evidence for a molecular prognostic test in this field Data as of Dec. 31, 2023

PIPELINE

Inflammatory Skin Disease

Pipeline program to develop a genomic test aimed at guiding systemic therapy selection for patients with moderate-to-severe atopic dermatitis (AD), psoriasis (PSO) and related conditions

- Identified distinct gene expression profiles of response to both AD and PSO therapies, in addition to identifying distinct gene expression profiles for AD, PSO, and mycosis fungoides (MF) lesions
- Test results could empower clinicians to tailor therapy choices for patients by considering their molecular profiles, potentially sparing patients from undergoing numerous ineffective and costly medication trials before discovering an effective treatment to manage their symptoms



Inflammatory Skin Disease Pipeline Program

Program Milestones

- **Q423:** early discovery data presented
- **2H2024:** development data expected
- **By end of 2025:** target launch

41
Active sites[1]

>1,100
Patients enrolled[1,2]

CASTLE BIOSCIENCES

[1] Data as of June 30, 2024; [2] consists of patients with moderate-to-severe disease

©2024 Castle Biosciences 19 Reconciliation of Non-GAAP Financial Measures (Unaudited) The tables below present the reconciliation of Adjusted Revenues and Adjusted Gross Margin, which are non-GAAP financial measures. See disclaimer slide for further information regarding the Company’s use of non-GAAP financial measures. (In thousands) Three months ended Jun. 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Sep. 30, 2023 Jun. 30, 2023 Adjusted Revenues Net revenues (GAAP) $87,002 $72,974 $66,120 $61,493 $50,138 Revenue associated with test reports delivered in prior periods (363) (1,656) 4,086 (883) 88 Adjusted Revenues (Non-GAAP) $86,639 $71,318 $70,206 $60,610 $50,226 Adjusted Gross Margin Gross margin (GAAP)1 $70,236 $56,833 $51,426 $47,902 $36,832 Amortization of acquired intangible assets 2,247 2,247 2,271 2,272 2,248 Revenue associated with test reports delivered in prior periods (363) (1,656) 4,086 (883) 88 Adjusted Gross Margin (Non-GAAP) $72,120 $57,424 $57,783 $49,291 $39,168 Gross margin percentage (GAAP) 2 80.7% 77.9% 77.8% 77.9% 73.5% Adjusted Gross Margin percentage (Non-GAAP) 3 83.2% 80.5% 82.3% 81.3% 78.0%

©2024 Castle Biosciences 20 Reconciliation of Non-GAAP Financial Measures (Unaudited) The table below presents the reconciliation of Adjusted EBITDA, which is a non-GAAP financial measure. See disclaimer slide for further information regarding the Company’s use of non-GAAP financial measures. (In thousands) Three months ended Jun. 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Sep. 30, 2023 Jun. 30, 2023 Adjusted EBITDA Net income (loss) $8,920 $(2,534) $(2,580) $(6,905) $(18,777) Interest income (3,144) (2,996) (3,119) (2,769) (2,399) Interest expense 270 14 2 2 3 Income tax (benefit) expense (1,034) 45 39 32 16 Depreciation and amortization expense 3,348 3,340 3,224 3,174 3,040 Stock-based compensation expense 13,179 12,675 11,802 13,043 12,849 Adjusted EBITDA (Non-GAAP) $21,539 $10,544 $9,368 $6,577 $(5,268)

©2024 Castle Biosciences 21 Thank You